UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor
New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market
6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 31, 2019, Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Storm Acquisition Sub Inc., a Maryland corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), OHA Investment Corporation, a Maryland corporation (“OHAI”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”).

The Merger Agreement provides that (i) Acquisition Sub will merge with and into OHAI (the “First Merger”), with OHAI continuing as the surviving corporation, and (ii) immediately after the effectiveness of the First Merger, OHAI will merge with and into PTMN, with PTMN continuing as the surviving corporation.

The Merger Agreement and the transactions contemplated thereby have been approved by a unanimous vote of the board of directors of each of PTMN, Acquisition Sub and OHAI (other than directors affiliated with Oak Hill Advisors, L.P., the external advisor to OHAI, who abstained from voting), and the managing member of Sierra Crest.

Merger Consideration

At the effective time of the First Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of OHAI (“OHAI Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by subsidiaries of OHAI or held, directly or indirectly, by PTMN or Acquisition Sub (“Canceled Shares”)) will be converted into the right to receive (i) an amount in cash equal to (A) $8,000,000 (as such amount may be adjusted as described in the last paragraph of this section entitled “Merger Consideration”) (the “Aggregate Cash Consideration”) divided by (B) the number of shares of OHAI Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Canceled Shares), and (ii) a number of shares of common stock, par value $0.01 per share, of PTMN (“PTMN Common Stock”) equal to the Exchange Ratio (as defined below).

Under the Merger Agreement, three days prior to the Closing Date (as defined in the Merger Agreement) (such date, the “Determination Date”), each of OHAI and PTMN will deliver to the other a calculation of its net asset value as of 5:00 pm eastern time on the day prior to the Closing Date (such calculation with respect to OHAI, the “Closing OHAI Net Asset Value” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OHAI Per Share NAV”, which will be equal to (i) (A) the Closing OHAI Net Asset Value minus (B) the Aggregate Cash Consideration divided by (ii) the number of shares of OHAI Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares), and the “PTMN Per Share NAV”, which will be equal to (I) the Closing PTMN Net Asset Value divided by (II) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. For purposes of the Merger Agreement, the “Exchange Ratio” will be equal to (i) the OHAI Per Share NAV divided by (ii) the PTMN Per Share NAV.

If the aggregate number of shares of PTMN Common Stock to be issued in connection with the First Merger would exceed 19.9% of the number of issued and outstanding shares of PTMN Common Stock immediately prior to the Effective Time (the “Maximum Share Number”), the Aggregate Cash Consideration for all purposes of the Merger Agreement will be increased to the minimum extent necessary such that the aggregate number of shares of PTMN Common Stock to be issued in connection with the First Merger does not exceed the Maximum Share Number.

Additional Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of OHAI Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Canceled Shares), Sierra Crest will cause to be paid directly to such holders an aggregate amount in cash equal to $3,000,000.

Conditions to the First Merger

The consummation of the First Merger is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including the approval of the First Merger by the holders of at least a majority of the outstanding shares of OHAI Common Stock entitled to vote thereon at a meeting of OHAI’s stockholders convened solely for such purpose (such approval, the “OHAI Stockholder Approval” and such meeting, the “OHAI Stockholders’ Meeting”). The obligation of each party to consummate the First Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of OHAI, PTMN and Sierra Crest. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the First Merger without the other party’s consent.

The Merger Agreement also contains “no-shop” provisions that restrict OHAI’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire OHAI, and OHAI is also restricted in its ability to respond to such proposals. In addition, the Merger Agreement provides that, subject to its right to terminate the Merger Agreement under certain circumstances and conditions, including its right to terminate the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), OHAI (i) must call and hold the OHAI Stockholders’ Meeting solely for the purpose of seeking the OHAI Stockholder Approval, (ii) must include, in the proxy statement that is sent to stockholders of OHAI relating to the OHAI Stockholders’ Meeting, the recommendation of the board of directors of OHAI that the stockholders of OHAI adopt the Merger Agreement and approve the transactions contemplated thereby (the “OHAI Recommendation”) and (iii) must not withhold or withdraw, or modify or qualify in a manner adverse to PTMN or Acquisition Sub, the OHAI Recommendation.

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the OHAI Stockholder Approval, OHAI may terminate the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), subject to OHAI’s compliance with notice and other specified conditions contained in the “no-shop” covenants, including giving PTMN the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that OHAI has not otherwise materially breached any provision of the “no-shop” covenants.

If OHAI terminates the Merger Agreement as provided in the foregoing paragraph, PTMN may elect to be paid a termination fee equal to $1,296,855 (the “OHAI Termination Fee”). Should PTMN elect to be paid the OHAI Termination Fee, the OHAI Termination Fee, to the extent paid in full, will constitute PTMN’ sole and exclusive monetary remedy against OHAI in connection with the failure of the transactions contemplated by the Merger Agreement to be consummated. Should PTMN not elect to be paid the OHAI Termination Fee, PTMN will waive its right to receive the OHAI Termination Fee but may pursue any and all remedies otherwise available to PTMN following the termination of the Merger Agreement, subject to OHAI’s maximum aggregate monetary liability to PTMN being capped at $37,053,000.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates: were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 8.01.	Other Events.

On August 1, 2019, PTMN and OHAI issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This document contains forward-looking information related to OHAI, PTMN and the proposed transaction that are based on current expectations, estimates, forecasts, opinions and beliefs, and may constitute “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “estimate,” “intend,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or forecasted in the forward-looking information or statements. Such factors that could cause actual results to differ include, but are not limited to, the following: (i) the failure to consummate, or a delay in consummating, the proposed transaction, (ii) the satisfaction or waiver of certain closing conditions specified in the definitive agreements relating to the proposed transaction, including the failure to obtain the OHAI Stockholder Approval, (iii) that the proposed transaction may disrupt current plans and operations of PTMN and OHAI, (iv) failure to realize projected synergies, cost savings or other benefits of the proposed transaction and (v) the risks discussed in each of PTMN’s and OHAI’s public filings with the Securities and Exchange Commission (the “SEC”), including each of their annual reports on Form 10-K and quarterly reports on Form 10-Q. All such forward-looking statements speak only as of the date they are made. Except as required by law or regulation, PTMN undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, circumstances or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, including seeking to obtain the OHAI Stockholder Approval, each of OHAI and PTMN intends to file relevant materials with the SEC including a registration statement on Form N-14, which will include a proxy statement of OHAI and a prospectus of PTMN (the “Joint Proxy Statement/Prospectus”). Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and any other documents filed with the SEC if and when such documents become available because they will contain important information about the proposed transactions. The Joint Proxy Statement/Prospectus, if and when available, will be mailed to stockholders of OHAI entitled to vote on the proposed transaction. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and any other relevant documents filed with the SEC by the parties through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

OHAI and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of OHAI is set forth in its proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2019.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, OHAI or in any fund or other investment vehicle.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 31, 2019 by and among Portman Ridge Finance Corporation, Storm Acquisition Sub Inc., OHA Investment Corporation, and Sierra Crest Investment Management LLC.

99.1	Press Release dated August 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019	Portman Ridge Finance Corporation

	By:	/s/ Edward U. Gilpin
	Name:	Edward U. Gilpin
	Title:	Chief Financial Officer